UNIFORCE SERVICES, INC.
                            415 Crossways Park Drive
                                  P.O. Box 9006
                          Woodbury, New York 11797-9006



                                                     January 1, 1997



Mr. John Fanning
Northern Trust Plaza
301 Yamato Road
Boca Raton, Florida  33431

Dear Mr. Fanning:

         Reference is made to the Employment Agreement dated as of January 26, 1984, between you (the "Executive") and Uniforce Temporary Personnel, Inc., now named Uniforce Services, Inc. (the "Corporation"), as amended by Agreements dated May 10, 1984, January 5, 1989, January 10, 1992, March 15, 1994, April 26,
1994, and November 26, 1996, (such Employment Agreement as so amended being hereinafter referred to as the "Agreement"). The Agreement is further amended as follows:

         A. Effective January 1, 1997, Paragraph 3 of the Agreement is deleted in its entirety and the following paragraph is substituted in lieu thereof:

         "3. Except as otherwise provided herein, Executive shall be employed for a term of one (1) year commencing January 1, 1997, and ending December 31, 1997."

         B. Effective January 1, 1997, the first sentence of Paragraph 4 of the Agreement is deleted in its entirety and the following paragraph is substituted in lieu thereof:

         "4. As full compensation for his services hereunder, the Corporation shall pay to Executive (i) a base salary at the rate of $250,000 per annum, payable in equal weekly installments during the term of this Agreement, and (ii) incentive compensation for each fiscal year of the Corporation during the term of Executive's employment hereunder in an amount equal to 5% of the Corporation's pre-tax operating income in excess of $2,500,000, but not in excess of $3,000,000, plus 3.5% of such income in excess of $3,000,000. For this purpose, "pre-tax operating income" shall mean the consolidated earnings of the Corporation and its subsidiaries before (i) deduction of, or allowance or provision for, taxes based on income; (ii) deduction of, or allowance or provision for, (A) the incentive compensation payable pursuant to this Agreement or

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incentive  compensation based upon income or profits of the Corporation  payable
pursuant  to  any  other  Employment   Agreement  or  arrangement   between  the
Corporation and any employee thereof; or, (B) the licensing compensation payable pursuant to Section 4 of that certain Amended and Restated Employment Agreement dated as of May 1, 1993, by and between the Corporation and Rosemary Maniscalco, as from time to time hereafter amended, or any successor agreement thereto;
(iii) any extraordinary gain or loss; and, (iv) deduction of provision for interest expense in excess of $600,000 for such fiscal year."

         C. Effective January 1, 1997, Paragraph 13 of the Agreement is deleted in its entirety and the following paragraph is substituted in lieu thereof:

         "13. Any notice required, permitted or desired to be given pursuant to any of the provisions of this Agreement shall be deemed to have been sufficiently given or served for all purposes if delivered in person or sent by certified mail, return receipt requested, postage and fees prepaid as follows:

              If to the Corporation at:

              415 Crossways Park Drive
              P.O. Box 9006
              Woodbury, New York 11797-9006

              with a copy to:

              David J. Adler, Esq.
              Olshan Grundman Frome & Rosenzweig LLP
              505 Park Avenue
              New York, New York 10022

              If to Executive at:

              3505 South Ocean Boulevard
              Apartment 5N
              Highland Beach, Florida  33487

         Either of the parties hereto may at any time and from time to time change the address to which notice shall be sent hereunder by notice to the other party given under this Paragraph 13. The date of the giving of any notice sent by mail shall be the date of the posting of the mail."

         D. Except as amended by this Letter Agreement, the Agreement shall remain in full force and effect in accordance with its terms.

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         If  the   foregoing  is  in   accordance   with  your   agreement   and
understanding, kindly execute where indicated below two copies of this Letter Agreement and return to the undersigned.

                                        UNIFORCE SERVICES, INC.



                                        By:/s/ Rosemary Maniscalco
                                           -----------------------
                                           Rosemary Maniscalco,
                                           Executive Vice President

ACKNOWLEDGED AND AGREED TO:



By:/s/ John Fanning
   ----------------
   JOHN FANNING

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